UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 6, 2013 (May 3, 2013)

American Realty Capital Trust V, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	333-187092	90-0929989
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue

New York, New York 10022

(Address, including zip code, of Principal Executive Offices)

Registrant's telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

Dollar General Store – Sullivan, Missouri

On May 3, 2013, American Realty Capital Trust V, Inc. (the “Company”) closed its second acquisition – the fee-simple interest in a build-to-suit Dollar General store located in Sullivan, Missouri for a contract purchase price of $1.1 million, exclusive of closing costs. The Company acquired the property through a wholly owned subsidiary of its operating partnership. The assignor has no material relationship with the Company and the acquisition was not an affiliated transaction.

The Company funded 100% of the acquisition of the property with cash from its ongoing initial public offering.

The property is 100% leased to a subsidiary of Dollar General Corporation (NYSE: “DG”), which guarantees the lease and carries an investment grade credit rating as determined by major credit rating agencies. The lease is net whereby the tenant is required to pay substantially all operating expenses, including all costs to maintain and repair the roof and structure of the building, in addition to base rent.

The following table provides information about the property relating to the assignor, lease commencement and termination dates, rentable square feet, annualized rental income, rental escalations and renewal options.

Assignor	Lease Commencement Date	Lease Termination Date	Rentable Square Feet	Annualized Rental Income	Rental Escalations	Renewal Options
Ladder Capital Finance LLC	April 2013	April 2028	9,026	$0.1 million	None	Three 5-Year Options

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired (Lessees)

Set forth in this Item 9.01(a) are summary financial statements of the parent guarantor to the lease, Dollar General Corporation, as described under Item 2.01 of this Current Report on Form 8-K.

Dollar General Corporation currently files its financial statements in reports filed with the U.S. Securities and Exchange Commission, and the following summary financial data regarding Dollar General Corporation are taken from such filings:

	Fiscal Year Ended
(Amounts in Thousands)	February 1, 2013 (Audited)	February 3, 2012 (Audited)	January 28, 2011 (Audited)
Consolidated Condensed Statements of Income
Net sales	$16,022,128	$14,807,188	$13,035,000
Operating profit	1,655,276	1,490,804	1,274,065
Net income	952,662	766,685	627,857
Consolidated Condensed Balance Sheets
Total assets	$10,367,682	$9,688,520	$9,546,222
Long-term obligations	2,771,336	2,617,891	3,287,070
Total liabilities	5,382,352	5,013,938	5,491,743
Total shareholders’ equity	4,985,330	4,674,582	4,054,479

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release dated May 6, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REALTY CAPITAL TRUST V, INC.

Date: May 6, 2013	By:	/s/ Nicholas S. Schorsch
Nicholas S. Schorsch Chief Executive Officer and Chairman of the Board of Directors